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                                                                   EXHIBIT 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this registration statement of ITEQ, Inc. on Form S-3 of our report dated December 6, 1996, on the consolidated financial statements of Astrotech International Corporation and subsidiaries as of September 30, 1996, and for each of the two years in the period ended September 30, 1996.



PRICEWATERHOUSECOOPERS L.L.P.

/s/ PRICEWATERHOUSECOOPERS L.L.P.


Pittsburgh, Pennsylvania
July 2, 1998